Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blox Inc. (the “Company”) on Form 10-K for the year ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald Renne, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

this report fully complies with the requirements of Sections 13(a) or 15(d) of the 1934 Act, and

2.

the information contained in this report fairly presents, in all material respects, the registrant's financial condition and results of operations of the registrant.

By:	/s/ Ronald Renne
Name:	Ronald Renne
Title:	Interim Chief Executive Officer and Interim Chief Financial Officer
Date:	June 29, 2015